SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2008 (August 15, 2008)

EARTH SEARCH SCIENCES, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-19566	87-0437723
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

306 Stoner Loop Road, Lakeside, MT 59922
(Address of Principal Executive Offices)

(406) 751-5200
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Earth Search Sciences, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01    Changes in Entry into a Material Definitive Agreement

The information below is a summary of the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of August 15, 2008 (the “Closing Date”), by and among Earth Search Sciences, Inc., a Nevada corporation (the “Company”), on the one hand, and the shareholders (collectively “the GSI Shareholders”) of General Synfuels International, Inc. (“GSI”), on the other hand, including all annexes, exhibits and schedules attached thereto, and any documents the Company has filed as exhibits to this Report.

Pursuant to the Purchase Agreement, the Company will pay the GSI Shareholders $4,500,000 for all of the issued and outstanding Shares of GSI, payable to the GSI Shareholders on a pro rata basis, as follows:  (a) $2,000,000 on the Closing Date, in the form of 33,333,333 shares of common stock of the Company (the “Purchase Shares”); and, (b) $2,500,000 in the form of a promissory note (“Promissory Note”) dated as of the Closing Date and payable in five equal payments of $500,000, commencing on the first business day of February 2009, and continuing on the first business day of each sixth calendar month thereafter until paid.  At the election of ESSI, each Promissory Note payable can be converted into ESSI common stock at a 40% discount to the average trading price of ESSI common stock 5 days prior to the emission of payment. Pursuant to the Purchase Agreement, the number of Purchase Shares was calculated based on the price of $0.06 per share.

Pursuant to the Purchase Agreement, the Company has also entered into a Consulting Agreement (the “Consulting Agreement”) with each of the GSI Shareholders.  The GSI Shareholders are Ken Danchuk, Ron McQueen and Larry Vance.

Pursuant to the terms of the Consulting Agreement, effective as of the Closing Date, Mr. Danchuk shall: (a) advise the Company on the corporate requirements structure of GSI so as to integrate GSI into a successful ESSI subsidiary company; (b) advise the Company on the selection and implementation of a new internet website and corporate communication system; (c) assist the Company in the analysis, planning and production of corporate executive planning documents.

Pursuant to the terms of the Consulting Agreement, effective as of the Closing Date, Mr. McQueen shall: (a) advise the Company on construction and installation of the oil shale gasification technology provided by GSI; (b) advise the Company on high temperature application of the technology and equipment as pertains to the geology of selected test sits; (c) assist the Company in liaison with engineering and environmental consultants regarding drilling and environmental issues; (d) act as an assistant to project manager as requested.

Pursuant to the terms of the Consulting Agreement, effective as of the Closing Date, Mr. Vance shall: (a) advise the Company on the direction and strategy for successful mineral and hydrocarbon exploration and exploitation; (b) advise the Company on the implementation of the oil shale gasification technology represented; (c) advise the Company on the selection and preparation of superior oil and shale land sites; (d) advise the Company in the highest and best use of the hyperspectral remote sensing technology; (e) act in an executive managerial capacity as required; (f) act as chairman of the technical Advisory Board for the Company.

The boards of directors of the Company approved the Purchase Agreement, including all exhibits, the documents the Company has filed as exhibits to this Report, and the transactions contemplated thereunder.  The Purchase Agreement contains customary representations, warranties and covenants of both the Company and the GSI Shareholders.  All conditions precedent were obtained before the Closing Date.

The foregoing description of the Purchase Agreement, including exhibits and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, and all schedules and exhibits thereto, the full text of the Consulting Agreements, and the Promissory Notes filed with this Current Report on Form 8-K as exhibits 10.1 to 10.7 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Company hereby incorporates by reference the disclosures made by the Company under Item 1.01 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The Company hereby incorporates by reference the disclosures made by the Company under Item 1.01 of this Current Report on Form 8-K.

In accordance with the terms and conditions of the Purchase Agreement, the Company agreed to issue to the GSI Shareholders the Purchase Shares.  The offer and sale of the Purchase Shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.  The Company made this determination based on the representations of the GSI Shareholders which included, in pertinent part, that such shareholders were “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such stockholders were acquiring the securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof and that each share of the Company’s common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

10.1           Purchase and Sale of Business Agreement

10.2           Promissory Note payable to Ken Danchuk

10.3           Promissory Note payable to Ronald McQueen

10.4           Promissory Note payable to Larry Vance

10.5           Consulting Agreement with Ken Danchuk

10.6           Consulting Agreement with Ronald McQueen

10.7           Consulting Agreement with Larry Vance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 8, 2008

EARTH SEARCH SCIENCES, INC.

By:	/s/ Luis F. Lugo
Luis F. Lugo Chief Executive Officer